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                                                                    EXHIBIT 23.2



The Board of Directors
CCB Financial Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the joint proxy statement/prospectus.


                                             /s/ KPMG LLP


Raleigh, North Carolina
April 20, 2000